Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 6 OCTOBER 7, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 6 DATED OCTOBER 7, 2015
TO THE PROSPECTUS DATED JANUARY 20, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated January 20, 2015, Supplement No. 1 dated March 30, 2015, Supplement No. 2 dated April 6, 2015, Supplement No. 3 dated May 21, 2015, Supplement No. 4 dated June 26, 2015, and Supplement No. 5 dated August 19, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
This supplement includes the following information:

•	status of our offering; and

•	October 2015 distribution declaration.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. On May 1, 2015, we reached the minimum offering amount of $2.5 million in connection with our current public offering of $1.5 billion in sales of shares, and commenced operations.
As of September 30, 2015, we had received gross offering proceeds of approximately $11.3 million from the sale of 1,162,919 shares in our initial public offering, including proceeds raised and shares issued under our distribution reinvestment plan. As of September 30, 2015, approximately $1.5 billion in shares of common stock remained available for sale to the public under our initial public offering, including shares available under our distribution reinvestment plan. On September 18, 2015, we received and accepted an amount of subscriptions that satisfies the state of Washington minimum offering requirement of $10 million, which allows us to accept subscriptions from investors in the state of Washington.
Declaration of October Distribution
On September 28, 2015, our board of directors declared a distribution rate for the month of October of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on October 1, 2015 and continuing through October 31, 2015.